                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-A 12G

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                        PaySys International, Inc.
                   ________________________________________
            (Exact name of registrant as specified in its charter)


               Florida                                59-2061461
_____________________________________________________________________________
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


900 Winderley Place, The Spectrum Building, Suite 200, Maitland, Florida 32751
______________________________________________________________________________
          (Address of principal executive offices)                  (ZIP Code)


Securities to be registered pursuant to Section 12(b) of the Act:

NONE

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c)(1), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(c)(2), check the following box. / /

Securities Act Registration Statement file number to which this Form relates (if applicable): 333-37411.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                         _____________________________
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered.

          Incorporated herein by reference is the description of common stock set forth under the heading "Description of Capital Stock" contained in the registrant's Registration Statement on Form S-1 (Registration No. 333-37411) under the Securities Act of 1933, as amended, filed on October 8, 1997.

Item 2.   Exhibits.

     1. Amended and Restated Articles of Incorporation of the registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-37411) under the Securities Act of 1933, as amended, filed on October 8, 1997).

     2. Bylaws of the registrant, as amended (incorporated herein by reference to Exhibit 3.2 to the registrant's Registration Statement on Form S-1 (Registration No. 333-37411) under the Securities
          Act of 1933, as amended, filed on October 8, 1997).

     3. Specimen form of certificate representing shares of Common Stock of the registrant, par value $0.01 per share (incorporated by reference to Exhibit 4.1 to the registrant's Registration Statement on Form S-1 (Registration No. 333-37411) under the Securities Act of 1933, as amended, filed on October 8, 1997).


                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

October 8, 1997                          PAYSYS INTERNATIONAL, INC.
                                    ______________________________________
                                                (Registrant)


                                    By:  /s/ Stephen B. Grubb
                                       ___________________________________
                                       Stephen B. Grubb
                                       President and Chief Executive Officer

                                       2